SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2010

Exmovere Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-52713	20-8024018
(State or other jurisdiction of incorporation or organization)	(Commission file no.)	(IRS Employee Identification No.)

1600 Tysons Boulevard
8th Floor
McLean, VA 22102
(Address of Principal Executive Offices)

(703) 245-8513
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment of the 8K filed on December 8, 2010 is being filed in compliance with Item 304 of Regulation S-K which requires the proposed 8K to be provided to the former accountant no later than the date of filing and be amended to include as an exhibit, a letter addressed to the SEC disclosing whether or not the former accountant agrees with the disclosure in the 8K on the date that is earlier than i) two business days after receipt of the former auditor’s letter and ii) ten business days after the date of filing of the original 8K.  The original 8K is also amended to disclose that in the Company’s most recent fiscal years, uncertainty of the Company’s ability to continue as a going concern has been adequately disclosed and the former registered accountant has issued an unqualified report modified with a paragraph about the uncertainty of the Company’s ability to continue as a going concern.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 1, 2010, Exmovere Holdings, Inc’s (the “Company”) independent accountant, PS Stephenson & Co., PC notified the Company by email that it declined to stand for re-election as our registered accounting firm.  The reasons stated were as follows; changes within the accounting firm, scheduling, the Company now operating a revenue producing subsidiary and the physical distance between the Company’s location and the registered accountant’s office in Texas.
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The former principal accountant's report on the financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles. The former principal accountant’s report on the financial statements for the past two years were modified in that the financial statements included an explanatory paragraph describing the uncertainty of the Company’s ability to continue as a going concern.

To our knowledge, during the Company’s two most recent fiscal years and any subsequent interim period preceding the declination there were not any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Another Form 8K will be filed once the Company has made a decision as to which firm to retain as its new registered accounting firm.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

10.1	Accountant’s Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Exmovere Holdings, Inc.

Date: December 8, 2010	By:	/s/ David Bychkov
David Bychkov Chief Executive Officer

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